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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MARCH 2, 1998



                            TEXAS UTILITIES COMPANY



           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            TEXAS                     1-12833                    75-2669310
(STATE OR OTHER JURISDICTION       (COMMISSION               (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)



          ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


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ITEM 5. OTHER EVENTS


         Information contained in the two news releases of Texas Utilities Company (the "Company") dated March 2, 1998, the four news releases of the Company dated March 3, 1998, and the news release of the Company dated March 5, 1998, each relating to the proposed cash offer by TU Acquisitions PLC, a subsidiary of the Company, for all outstanding Ordinary Shares, including Ordinary Shares evidenced by American Depositary Shares, of The Energy Group PLC, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)     Exhibits

           99(a)  -   US press release dated March 2, 1998, announcing terms of recommended cash offer

           99(b)  -   UK press release dated March 2, 1998, announcing terms of recommended cash offer

           99(c)  -   US press release dated March 3, 1998, announcing increased cash offer

           99(d)  -   UK press release dated March 3, 1998, announcing increased cash offer

           99(e)  -   US press release dated March 3, 1998, announcing acquisition of Energy Group
                      Shares

           99(f)  -   UK press release dated March 3, 1998, announcing acquisition of Energy Group
                      Shares

           99(g)  -   UK press release dated March 5, 1998, announcing terms of increased cash offer and acquisition of Energy Group Shares

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Texas Utilities Company





Date: March 13, 1998                     By: /s/ J. W. Pinkerton
                                            --------------------
                                                 J. W. Pinkerton
                                                    Controller

                               INDEX TO EXHIBITS



        Exhibit No.               Description
        -----------               -----------
           99(a)  -   US press release dated March 2, 1998, announcing terms of recommended cash offer

           99(b)  -   UK press release dated March 2, 1998, announcing terms of recommended cash offer

           99(c)  -   US press release dated March 3, 1998, announcing increased cash offer

           99(d)  -   UK press release dated March 3, 1998, announcing increased cash offer

           99(e)  -   US press release dated March 3, 1998, announcing acquisition of Energy Group
                      Shares

           99(f)  -   UK press release dated March 3, 1998, announcing acquisition of Energy Group
                      Shares

           99(g)  -   UK press release dated March 5, 1998, announcing terms of increased cash offer and acquisition of Energy Group Shares